UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2006

Western Water Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18756	33-0085833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Washington Avenue, Point Richmond, California		94801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-234-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On May 24, 2005, Western Water Company (the "Company") filed a voluntary petition in the United States Bankruptcy Court, Northern District of California, Oakland Division seeking reorganization relief under Chapter 11 of the Bankruptcy Code (the "Court") (Case Number 05-42839). The Court confirmed the Company’s Plan of Reorganization (the "Plan") on February 6, 2006. The Plan was approved by 100% of the stakeholders eligible to vote on the Plan; no objections to the Plan were filed. The effective date of the Plan is February 17, 2006 (the "Effective Date").

Pursuant to the Plan, claims of all of the Company’s creditors (the "Creditors"), including general unsecured trade creditors, the holders of the Company’s 9% Convertible Subordinated Debentures, and holders of the Company’s Promissory Notes, will be fully satisfied (including interest for the period of the bankruptcy case). The residual assets of the Company after payment of the Creditors will be applied to the liquidation preferences of the holders of Series C Convertible Redeemable Preferred Stock of the Company (the "Series C Stock") and Series F Convertible Redeemable Preferred Stock of the Company (the "Series F Stock" and together with the Series C Stock, the "Preferred Stock"). Because the value of the Company’s assets, after payment to the Creditors, is less than the aggregate liquidation preferences of the Preferred Stock, holders of common stock of the Company (the "Common Stock") will not receive any distributions, retain any equity or receive any other consideration under the Plan. The Common Stock will be cancelled on the Effective Date. Furthermore, pursuant to the Plan, the Preferred Stock will be cancelled on the Effective Date and, the former holders of Series C Stock will receive common stock (the "Class A Common Stock") of the reorganized company (the "Reorganized Company"). The holder of Series F Stock will receive $260,000 in exchange for the cancellation of the Series F Stock. The Reorganized Company will have authorized 25,000 shares of capital stock, of which 20,000 shares will be designated as Class A Common Stock and 5,000 shares will be designated as preferred stock of the Reorganized Company. Initially, all shares of Class A Common Stock will be issued to the former holders of Series C Stock. No Preferred Stock will be issued or outstanding immediately after the Effective Date.

The Company’s assets at the time of confirmation of the Plan consisted of cash in excess of the payments called for by the Plan as well as other physical and intangible assets, including certain water rights in California, a variety of projects and claims, and specified property, plant and equipment useful in the Company’s business.

The foregoing information is qualified in its entirety by reference to the Plan, which is attached as Exhibit 99.1 and is incorporated herein by reference. The Court order approving the Plan is attached hereto as Exhibit 99.2.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Common Stock is currently traded on the pink sheets under the symbol "WWTRQ.PK". Because the Common Stock will be cancelled pursuant to the Plan, on the Effective Date, the Common Stock will be removed from the pick sheets and will cease to trade.

The Reorganized Company will have no publicly traded equity or debt.

Item 3.03 Material Modifications to Rights of Security Holders.

As discussed above, pursuant to the Plan, all issued and outstanding Common Stock immediately prior to the Effective Date, which as of December 31, 2005 consisted of 8,410,212 shares, will be automatically cancelled and be of no further force or effect, without the necessity of surrender of the stock certificates reflecting the Common Stock to the Company or its transfer agent.

The issued and outstanding Series C Stock immediately prior to the Effective Date, which as of December 31,2005 consisted of 7,708 shares, will be automatically cancelled and be of no further force or effect, and will be exchanged for shares of Class A Common Stock of the Reorganized Company.

The issued and outstanding Series F Stock immediately prior to the Effective Date, which as of December 31, 2005 consisted of 2,534 shares, will be automatically cancelled and be of no further force or effect, and will be exchanged for $260,000 in cash.

Item 5.01 Changes in Control of Registrant.

After implementation of the Plan and the cancellation of the Common Stock, only Class A Common Stock of the Reorganized Company will be outstanding, all of which will be held by the former holders of Series C Stock. Specifically, approximately 59 percent of the Class A Common Stock will be held by entities affiliated with T. Rowe Price Associates, Inc. and approximately 41 percent of the Class A Common Stock will be held by entities affiliated with Ashford Capital Management.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with approval of the Plan, the Court approved the proposed Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Reorganized Company, each of which is attached hereto as Exhibits 99.3 and 99.4, respectively. The current directors of the Company, Dennis J. Kenny, Reginald M. Norris, Jr. and Michael Patrick George (Chairman), will remain the directors of the Reorganized Company. Mr. George, the current President, Chief Executive Officer and Chief Financial Officer of the Company, will hold the same positions in the Reorganized Company.

Item 8.01 Other Events.

After implementation of the Plan, the Reorganized Company will have less than 300 holders of its capital stock. On the Effective Date, the Company will file a Form 15 to cease its status as a public company pursuant to Rule 12g-4(a)(1)(i) of the Exchange Act of 1934, as amended (the "Exchange Act") and will suspend its reporting obligations under the Exchange Act pursuant to Rule 12h-3(b)(1)(i) of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Water Company

February 17, 2006	By:	Michael Patrick George

Name: Michael Patrick George
Title: Chairman, President, Chief Executive Officer, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	First Amended Plan of Reorganization of Western Water Company, dated as of December 29, 2005
99.2	Order of the Court confirming the First Amended Plan of Reorganization pursuant to Section 1129 of the Bankruptcy Code
99.3	Amended and Restated Certificate of Incorporation of the Reorganized Company
99.4	Amended and Restated Bylaws of the Reorganized Company